UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10491

Nuveen Real Estate Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (312) 917-7700

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments
Closed-End Funds

Annual Report December 31, 2015

JRS
Nuveen Real Estate Income Fund

IMPORTANT DISTRIBUTION NOTICE

for Shareholders of the Nuveen Real Estate Income Fund (JRS)

Annual Shareholder Report for the period ending December 31, 2015

The Nuveen Real Estate Income Fund seeks to offer attractive cash flow to its shareholders, by converting the expected long-term total return potential of the Fund’s investments in REITs into regular quarterly distributions. Following is a discussion of the Managed Distribution Policy the Fund uses to achieve this.

The Fund pays quarterly common share distributions that seek to convert the Fund’s expected long-term total return potential into regular cash flow. As a result, the Fund’s regular common share distributions (presently $0.2400 per share) may be derived from a variety of sources, including:

•	distributions from portfolio companies (REITs),

•	realized capital gains or,

•	possibly, returns of capital representing in certain cases unrealized capital appreciation.

Such distributions are sometimes referred to as “managed distributions.” The Fund seeks to establish a distribution rate that roughly corresponds to the Adviser’s projections of the total return that could reasonably be expected to be generated by the Fund over an extended period of time. The Adviser may consider many factors when making such projections, including, but not limited to, long-term historical returns for the asset classes in which the Fund invests. As portfolio and market conditions change, the distribution amount and distribution rate on the Common Shares under the Fund’s Managed Distribution Policy could change.

When it pays a distribution, the Fund provides holders of its Common Shares a notice of the estimated sources of the Fund’s distributions (i.e., what percentage of the distributions is estimated to constitute ordinary income, short-term capital gains, long-term capital gains, and/or a non-taxable return of capital) on a year-to-date basis. It does this by posting the notice on its website (www.nuveen.com/cef), and by sending it in written form.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Policy. The Fund’s actual financial performance will likely vary from month-to-month and from year-to-year, and there may be extended periods when the distribution rate will exceed the Fund’s actual total returns. The Managed Distribution Policy provides that the Board may amend or terminate the Policy at any time without prior notice to Fund shareholders. There are presently no reasonably foreseeable circumstances that might cause the Fund to terminate its Managed Distribution Policy.

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

For better or for worse, the financial markets spent most of the past year waiting for the U.S. Federal Reserve (Fed) to end its accommodative monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty was a considerable source of volatility for stock and bond prices for much of 2015, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.

As was widely expected, the long-awaited Fed rate hike materialized in mid-December. While the move was interpreted as a vote of confidence on the U.S. economy’s underlying strength, the Fed emphasized that future rate increases will be gradual and guided by its ongoing assessment of financial conditions. Headwinds including rising borrowing costs, softer commodity prices, low inflation, a strong U.S. dollar and a stagnant global economy could necessitate keeping monetary conditions accommodative for longer. Meanwhile, policy makers in Europe and Japan are deploying their available tools to try to bolster their economies’ fragile growth, while Chinese authorities have stepped up efforts to manage China’s slowdown.

Although the new year began with a more pessimistic tone to investor sentiment and elevated volatility in the markets, we caution investors from making long-term decisions based on short-term news. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

February 22, 2016

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Real Estate Income Fund (JRS)

The Fund’s portfolio is managed by a team of real estate investment professionals at Security Capital Research & Management Incorporated (Security Capital), a wholly-owned subsidiary of JPMorgan Chase & Company. Anthony R. Manno Jr., Kenneth D. Statz and Kevin W. Bedell lead the team and have managed JRS since its inception in 2001.

Here they discuss economic and financial market conditions, their management strategy and the performance of the Fund for the twelve-month reporting period ended December 31, 2015.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended December 31, 2015?

The U.S. economy grew at an overall moderate pace during the twelve-month reporting period. Harsh winter weather and a West coast port strike weighed on growth in the first quarter of 2015, but those factors proved temporary. Rebounding economic activity in the second quarter was followed by a mediocre advance in the latter half of the year. Real gross domestic product (GDP), which is the value of the goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes, increased at an annual rate of 0.7% in the fourth quarter of 2015, as reported by the “advance” estimate of the Bureau of Economic Analysis, down from 2.0% in the third quarter.

The labor and housing markets were among the bright spots in the economy during the reporting period, as both showed steady improvement. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 5.0% in December from 5.7% in January 2015, and job gains averaged slightly above 200,000 per month for the past twelve months. The S&P/Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.1% annual gain in November 2015 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 5.3% and 5.8%, respectively.

With GDP growth averaging around 2% for the previous four quarters, the U.S. economic recovery continued to underwhelm. Consumers, whose purchases comprise the largest component of the U.S. economy, benefited from lower gasoline prices and an improving jobs market but didn’t necessarily spend more. Pessimism about the economy’s future and lackluster wage growth likely contributed to consumers’ somewhat muted spending. The sharp decline in energy prices and tepid wage growth kept inflation subdued during this reporting period. The Consumer Price Index CPI declined 0.1% in December on a seasonally adjusted basis, as reported by the U.S. Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 0.1% during the same period, below the Fed’s unofficial longer term inflation objective of 2.0%.

Business investment was also rather restrained. Corporate earnings growth slowed during 2015, reflecting an array of factors ranging from weakening demand amid sluggish U.S. and global growth to the impact of falling commodity

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service (Moody’s), Inc. or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

prices and a strong U.S. dollar. Energy, materials and industrial companies were hit particularly hard by the downturn in natural resource prices, as well as the expectation of rising interest rates, which would make their debts more costly to service. With demand waning, companies, especially in the health care and technology sectors, looked to consolidations with rivals as a way to boost revenues. Merger and acquisition deals, both in the U.S. and globally, reached record levels in the calendar year 2015.

Although the current expansion continued to look subpar relative to past recoveries, the U.S. Federal Reserve (Fed) believed the economy was strong enough to begin the withdrawal of its stimulus policies. After winding down its bond buying program, known as quantitative easing, in October 2014, the Fed began telegraphing its intention to raise the target federal funds rate some time in 2015. The Fed had held the fed funds rate near zero since December 2008. However, the timing of its first rate hike was uncertain, particularly as the inflation rate stayed stubbornly low and signs of global economic weakness, notably from China, merited caution. After delaying the rate change at each prior meeting in 2015, the Fed announced in December 2015 that it would raise its main policy interest rate by 0.25%. The news had a relatively muted impact on the financial markets, as the move was widely expected.

With a strong fourth quarter, real estate investment trusts (REITs) common equities, as measured by the Wilshire U.S. Real Estate Securities Index (WILRESI), managed to generate a positive total return for 2015 in a highly volatile market period characterized by low-but-uncertain interest rates, simmering global economic and political risks and evidence of a meaningful private-public arbitrage in U.S. real estate markets. REIT perpetual preferred securities, as measured by the Wells Fargo Hybrid and Preferred Securities REIT Index, delivered a strong consistent return for the reporting period.

What key strategies were used to manage the Fund during this twelve-month reporting period ended December 31, 2015?

The Fund is designed to invest at least 90% of its assets in income producing common stocks, preferred stocks, convertible preferred stocks and debt securities issued by real estate companies, with at least 80% of its total assets invested in income producing equity securities issued by REITs.

In managing the JRS portfolio, Security Capital seeks to maintain significant property type and geographic diversification while taking into account company credit quality, sector and security-type allocations. Investment decisions are based on a multi-layered analysis of the company, the real estate it owns, its management and the relative price of the security, with a focus on securities that we believe will be best positioned to generate sustainable income and potential price appreciation over the long-run. In addition to fundamental security research, the proportion of the Fund invested in common equity versus preferred, fixed-income and cash investments is a key tactic we use to manage risk at a portfolio level. In general, in times of strong economic growth we increase the portfolio allocation to common equity. In less certain times, we tend to increase our allocation toward senior securities.

How did the Fund perform during this twelve-month reporting period ended December 31, 2015?

The table in the Performance Overview and Holding Summaries section of this report provides total returns for the one-year, five-year and ten-year periods ended December 31, 2015. The Fund’s total returns on net asset value (NAV) are compared with the performance of a corresponding market index. For the twelve-month reporting period ended December 31, 2015, JRS outperformed the Wilshire U.S. Real Estate Securities Index and underperformed its Blended Benchmark.

Within the Fund’s common equity holdings, there were distinctive performance differences by major property type with underlying themes and influences reflecting company-specific factors, earlier period performance differentials, as well as shifting investor expectations colored by macro-economic trends. In this context, 2015 performance leaders by major property type were office, regional malls and self storage. In particular within office, strong stock selection highlighted by the Fund’s significant investment in Biomed Realty Trust Inc. (BMR) was additive to performance as during the fourth quarter,

6	Nuveen Investments

BMR agreed to be purchased, at a premium, by Blackstone Real Estate Partners in an all-cash transaction. Regional mall outperformance was highlighted by the Fund’s significant investment in Macerich Company (MAC) which, coming into the fourth quarter, announced a $5 billion-plus portfolio sale at highly attractive pricing. Self-storage companies continue to exhibit remarkably strong and durable property operations driven, in part, by housing market trends, a near-dearth of new supply as well as expense-saving technology driving internet marketing and revenue management.

The relative underperformers within the Fund’s common equity holdings by major property-type included industrial, hotel companies and strip shopping centers. For the industrial sector, data center assets led to underperformance, as more traditional industrial warehouse companies underperformed. After a multi-year run of healthy and advancing operating fundamentals in lodging markets, investors grew increasingly wary of headwinds from a host of factors including new hotel construction, impacts from a strong dollar on inbound and outbound tourism, marginal competition from Airbnb, Inc. and a growing cost-consciousness for business travel. In this context, equity markets responded sharply in the third quarter and continued similar sentiment in the fourth quarter, to suggestions of a downshift in fundamentals in a wave of guidance revisions from the hotel REITs. Lastly, strip shopping center companies, while benefitting from current healthy demand for space from “big box” anchor tenants face investor caution over prospective challenges, due to changing consumer preference for online shopping at the expense of traditional “brick and mortar” stores.

We believe the primary issue causing much of the extreme volatility in REIT equity returns in 2015 was investor concern about the extent to which increasing rates will impact real estate valuations and investor returns. On this question, real estate investors and generalist stock investors appear to be seeing the world differently. We believe this tension is leading to some significant quarter-to-quarter price volatility within REIT common equity.

We anticipate this tension and the resulting quarter-to-quarter price volatility, to continue as the highly diverse universe of REIT investors respond to shifting signals and interpretations of Fed actions and intent, among a myriad of other factors. With the continued upward advance of private real estate values and the volatile REIT common pricing, we are seeing evidence of a material arbitrage between public market pricing of REITs and the value afforded their assets by real estate investors. Our research suggests that material NAV discounts are a factor across a broad spectrum of the U.S. REIT market, particularly the small/mid cap REITs. The mechanisms by which this arbitrage is monetized are likely to be varied, ranging from M&A as we saw throughout the reporting period, to simply selling assets and/or buying back stock.

Volatile REIT pricing in 2015 was significantly at odds with underlying real estate operating fundamentals and, more importantly, with the valuation trends evident in the larger private-direct market for real estate assets. While real estate investors are keenly focused on key underwriting inputs and considerations, the steady advance of asset values in 2015 suggests that private real estate markets, as a whole, had largely shrugged off the day-to-day gyrations and global concerns so frustrating to the REIT market. Real estate investors appeared focused to a greater extent on a host of factors which have not changed and together characterize a highly favorable fundamental and financial positioning for continued cash flow growth and stable valuations. These include low borrowing costs, accommodating debt markets, manageable levels of new construction and stable-to-improving rent/occupancy levels. In this context, U.S. and global institutional demand for U.S. real estate investments is strong, pricing is stable-to-improving, and there is a suggestion that private capital stands ready to take advantage of public market overreactions where they occur.

As of December 31, 2015 the Fund held 60% REIT common equity and 39% REIT preferreds with the balance in cash. We expect further exaggerated pricing swings for REIT common equity. In this context, as prices rose in the fourth quarter, we progressively sold common equity, harvested gains and shifted our allocation to REIT preferred and cash and remain in place to take advantage of further volatility in common equity. Shifting allocations between common equity and preferreds is an important tool for the Fund and the balancing of growth and income in an economy experiencing a slow, uneven recovery.

Nuveen Investments	7

Fund

Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the return of the Fund relative to its benchmarks was the Fund’s use of leverage through the use of bank borrowings. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on common share NAV and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Fund generally are rising. The Fund’s use of leverage had a positive impact on performance during this reporting period.

The Fund also continued to use swap contracts to partially fix the interest cost of leverage, which as mentioned previously, the Fund uses through bank borrowings. The swap contracts impact on performance was negative during this reporting period.

As of December 31, 2015, the Fund’s percentages of leverage are as shown in the accompanying table.

JRS
Effective Leverage*	29.27%
Regulatory Leverage*	29.27%
*	Effective leverage is the Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of the Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S REGULATORY LEVERAGE

Bank Borrowings

As noted above, the Fund employs leverage through the use of bank borrowings. The Fund’s bank borrowing activities are as shown in the accompanying table.

	Current Reporting Period				Subsequent to the Close of the Reporting Period
Regulatory Leverage	January 1, 2015	Draws	Paydowns	December 31, 2015	Draws	Paydowns	February 25, 2016
Bank Borrowings	$134,100,000	$5,900,000	$ —	$140,000,000	$ —	$(6,000,000)	$134,000,000

Refer to Notes to Financial Statements, Note 8 – Borrowing Arrangements for further details.

8	Nuveen Investments

Common Share

Information

DISTRIBUTION INFORMATION

The following 19(a) Notice presents the Fund’s most current distribution information as of November 30, 2015 as required by certain exempted regulatory relief the Fund has received.

Because the ultimate tax character of your distributions depends on the Fund’s performance for its entire fiscal year (which is the calendar year for the Fund) as well as certain fiscal year-end (FYE) tax adjustments, estimated distribution source information you receive with each distribution may differ from the tax information reported to you on your Fund’s IRS Form 1099 statement. See “Distribution Information – As of December 31, 2015” below for actual distribution source information for calendar year 2015.

DISTRIBUTION INFORMATION – AS OF NOVEMBER 30, 2015

This notice provides shareholders with information regarding fund distributions, as required by current securities laws. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Policy.

The Fund may in certain periods distribute more than its income and net realized capital gains, although the Fund currently estimates that it has not done so for the fiscal year-to-date period. In such instances, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions set forth below are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. More details about the Fund’s distributions and the basis for these estimates are available on www.nuveen.com/cef.

The following table provides estimates of the Fund’s distribution sources, reflecting year-to-date cumulative experience through the latest month-end. The Fund attributes these estimates equally to each regular distribution throughout the year. Consequently, the estimated information shown below is for the current distribution, and also represents an updated estimate for all prior months in the year.

Data as of November 30, 2015

		Estimated Per Share Sources of Distribution[1]				Estimated Percentage of the Distribution
JRS (FYE 12/31)	Per Share Distribution	Net Investment Income	Long- Term Gains	Short- Term Gains	Return of Capital	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital
Current Quarter	$0.2400	$0.1089	$0.0890	$0.0000	$0.0421	45.4%	37.1%	0.0%	17.6%
Fiscal YTD	$0.9600	$0.4354	$0.3560	$0.0000	$0.1686	45.4%	37.1%	0.0%	17.6%

[1]	Net investment income (NII) is a projection through the end of the current calendar quarter using actual data through the stated month-end date above. Capital gain amounts are as of the stated date above. JRS owns REIT securities which attribute their distributions to various sources including NII, gains, and return of capital. The NII estimates above are based on prior year attributions which can be expected to differ from the actual final attributions for the current year.

Nuveen Investments	9

Common Share Information (continued)

The following table provides information regarding JRS’ distributions and total return performance over various time periods. This information is intended to help you better understand whether returns for the specified time periods were sufficient to meet distributions.

Data as of November 30, 2015

				Annualized		Cumulative
JRS (FYE 12/31) Inception Date	Quarterly Distribution	Fiscal YTD Distribution	Net Asset Value (NAV)	5-Year Return on NAV	Fiscal YTD Dist Rate on NAV[1]	Fiscal YTD Return on NAV	Fiscal YTD Dist Rate on NAV[1]
Nov 2001	$0.2400	$0.9600	$11.68	13.34%	8.22%	2.87%	8.22%

[1]	As a percentage of 11/30/2015 NAV.

DISTRIBUTION INFORMATION – AS OF DECEMBER 31, 2015

The following tables provide information regarding the Fund’s common share distributions and total return performance for the fiscal year ended December 31, 2015. This information is intended to help you better understand whether the Fund’s returns for the specified time period were sufficient to meet its distributions.

Data as of December 31, 2015

		Per Share Sources of Distribution				Percentage of the Distribution
JRS (FYE 12/31)	Per Share Distribution	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital[1]	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital[1]
Fiscal YTD	$0.9600	$0.8900	$0.0000	$0.0000	$0.0700	92.71%	0.00%	0.00%	7.29%

		Annualized
JRS (FYE 12/31) Inception Date	Net Asset Value (NAV)	1-Year Return on NAV	5-Year Return on NAV	Fiscal YTD Dist Rate on NAV
Nov 2001	$11.71	5.24%	13.00%	8.20%

[1]	Return of Capital may represent unrealized gains, return of shareholder’s principal, or both. In certain circumstances, all or a portion of the return of capital may be characterized as ordinary income under federal tax law. The actual tax characterization will be provided to shareholders on Form 1099-DIV shortly after calendar year-end.

COMMON SHARE EQUITY SHELF PROGRAM

During the current reporting period, the Fund was authorized to issue an additional 7.1 million common shares through its equity shelf program. Under this program, the Fund, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per common share.

During the current reporting period, the Fund did not sell shares through its equity shelf program.

As of April 30, 2015, the Fund’s shelf offering registration statement was no longer current. Therefore, the Fund is unable to issue additional common shares under its equity shelf program until a post-effective amendment to the Fund’s registration statement is filed with the Securities and Exchange Commission.

COMMON SHARE REPURCHASES

During August 2015, the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of December 31, 2015, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired common shares as shown in the accompanying table.

JRS
Common shares cumulatively repurchased and retired	0
Common shares authorized for repurchase	2,890,000

10	Nuveen Investments

OTHER COMMON SHARE INFORMATION

As of December 31, 2015, and during the current reporting period, the Fund’s common share price was trading at a premium/(discount) to its common share NAV as shown in the accompanying table.

JRS
Common share NAV	$11.71
Common share price	$10.62
Premium/(Discount) to NAV	(9.31)%
12-month average premium/(discount) to NAV	(6.81)%

Nuveen Investments	11

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Real Estate Income Fund (JRS)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Real estate investments may suffer due to economic downturns and changes in commercial real estate values, rents, property taxes, interest rates and tax laws. The Fund’s concentration in real estate may involve greater risk and volatility than more diversified investments. Prices of equity securities may decline significantly over short or extended periods of time. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks such as preferred securities risk, see the Fund’s web page at www.nuveen.com/JRS.

12	Nuveen Investments

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Nuveen Investments	13

JRS

Nuveen Real Estate Income Fund

Performance Overview and Holding Summaries as of December 31, 2015

Refer to the Glossary of Terms Used in this Report for further definitions of terms used in this section.

Average Annual Total Returns as of December 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
JRS at Common Share NAV	5.24%	13.00%	3.70%
JRS at Common Share Price	0.99%	10.15%	4.26%
Wilshire U.S. Real Estate Securities Index (WILRESI)	4.81%	12.44%	7.26%
Blended Benchmark	5.68%	11.06%	N/A
S&P 500® Index	1.38%	12.57%	7.31%

Average Annual Total Returns as of December 31, 20151

(including retained gain tax credit/refund)

	Average Annual
	1-Year	5-Year	10-Year
JRS at Common Share NAV	5.24%	13.00%	4.34%
JRS at Common Share Price	0.99%	10.15%	4.97%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

14	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Real Estate Investment Trust Common Stocks	82.0%
Real Estate Investment Trust Preferred Stocks	53.5%
Repurchase Agreements	2.3%
Other Assets Less Liabilities	3.6%
Net Assets Plus Borrowings	141.4%
Borrowings	(41.4)%
Net Assets	100%

Credit Quality

(% of total Real Estate Investment Trust Preferred Stocks)

A	7.0%
BBB	34.0%
BB or Lower	19.0%
N/R (not rated)	40.0%
Total	100%

Portfolio Composition

(% of total investments)2

Retail	30.2%
Office	22.0%
Residential	14.0%
Health Care	11.1%
Specialized	7.7%
Hotels, Restaurants & Leisure	6.2%
Repurchase Agreements	1.7%
Other	7.1%
Total	100%

Top Five Common Stock Issuers

(% of total investments)2

Simon Property Group, Inc.	5.0%
Welltower Inc.	3.1%
Prologis, Inc.	3.1%
Equity Residential	3.1%
Public Storage, Inc.	3.1%

Top Five Preferred Stock Issuers

(% of total investments)2

Highwoods Properties, Inc., Series A	3.1%
Welltower Inc.	2.9%
General Growth Properties Inc.	2.8%
Taubman Centers Incorporated, Series K	2.4%
Saul Centers, Inc.	1.8%

1	The Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, 2007 and December 31, 2006, and pay required federal corporate income taxes on these amounts. These standardized total returns include the economic benefit to common shareholders of record of this tax credit/refund. The Fund had no retained capital gains for the tax years ended December 31, 2008 through December 31, 2015 or for the tax years ended prior to December 31, 2006.
2	Excluding investments in derivatives.
N/A	Not Applicable

Nuveen Investments	15

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Real Estate Income Fund:

We have audited the accompanying statement of assets and liabilities of Nuveen Real Estate Income Fund (the “Fund”), including the portfolio of investments, as of December 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended. The financial highlights for the periods presented through December 31, 2013, were audited by other auditors whose report dated February 27, 2014, expressed an unqualified opinion on those financial highlights. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2015, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

February 25, 2016

16	Nuveen Investments

JRS

Nuveen Real Estate Income Fund
Portfolio of Investments	December 31, 2015

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 135.5% (98.3% of Total Investments)

	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 82.0% (59.5% of Total Investments)

	Diversified – 2.3% (1.7% of Total Investments)

245,406	Duke Realty Corporation, (2)	$5,158,434
88,650	Liberty Property Trust	2,752,583
	Total Diversified	7,911,017

	Health Care – 10.5% (7.6% of Total Investments)

202,460	HCP, Inc., (2)	7,742,070
383,850	Senior Housing Properties Trust	5,696,334
134,340	Ventas Inc.	7,580,806
212,181	Welltower Inc., (2)	14,434,672
	Total Health Care	35,453,882

	Hotels, Restaurants & Leisure – 4.6% (3.3% of Total Investments)

92,800	Chesapeake Lodging Trust	2,334,848
423,075	Host Hotels & Resorts Inc.	6,489,971
78,800	LaSalle Hotel Properties	1,982,608
51,700	Pebblebrook Hotel Trust	1,448,634
46,550	Starwood Hotels & Resorts Worldwide, Inc.	3,224,984
	Total Hotels, Restaurants & Leisure	15,481,045

	Industrial – 5.1% (3.7% of Total Investments)

71,850	DCT Industrial Trust Inc.	2,685,035
341,553	Prologis, Inc.	14,659,454
	Total Industrial	17,344,489

	Office – 16.7% (12.1% of Total Investments)

77,850	Alexandria Real Estate Equities Inc.	7,034,526
484,590	BioMed Realty Trust Inc.	11,479,937
55,950	Boston Properties, Inc.	7,135,863
169,450	Columbia Property Trust Inc.,	3,978,686
193,050	Douglas Emmett Inc.	6,019,299
149,250	Paramount Group Inc.	2,701,425
138,100	Piedmont Office Realty Trust	2,607,328
22,200	SL Green Realty Corporation	2,508,156
128,910	Vornado Realty Trust	12,885,844
	Total Office	56,351,064

	Residential – 16.0% (11.6% of Total Investments)

195,976	Apartment Investment & Management Company, Class A, (2)	7,844,919
65,138	AvalonBay Communities, Inc.	11,993,860
35,600	Camden Property Trust	2,732,656
44,250	Equity Lifestyles Properties Inc.	2,950,148
177,970	Equity Residential	14,520,571
20,938	Essex Property Trust Inc.	5,012,767
46,200	Post Properties, Inc.	2,733,192
164,530	UDR Inc.	6,181,392
	Total Residential	53,969,505

	Retail – 20.2% (14.7% of Total Investments)

195,550	Brixmor Property Group Inc.	5,049,101
318,100	Developers Diversified Realty Corporation	5,356,804
179,799	General Growth Properties Inc.	4,892,331
174,850	Kimco Realty Corporation	4,626,531
143,700	Kite Realty Group Trust	3,726,141

Nuveen Investments	17

JRS	Nuveen Real Estate Income Fund
	Portfolio of Investments (continued)	December 31, 2015

Shares	Description (1)			Value

	Retail (continued)

125,927	Macerich Company, (2)			$10,161,050
68,560	Regency Centers Corporation			4,670,307
150,450	Retail Opportunity Investments Corporation			2,693,055
119,049	Simon Property Group, Inc., (2)			23,147,887
52,450	Taubman Centers Inc.			4,023,964
	Total Retail			68,347,171

	Specialized – 6.6% (4.8% of Total Investments)

144,150	CubeSmart			4,413,874
39,000	Extra Space Storage Inc.			3,440,191
58,737	Public Storage, Inc.			14,549,155
	Total Specialized			22,403,220
	Total Real Estate Investment Trust Common Stocks (cost $185,574,054)			277,261,393

Shares	Description (1)	Coupon	Ratings (3)	Value

	REAL ESTATE INVESTMENT TRUST PREFERRED STOCKS – 53.5% (38.8% of Total Investments)

	Diversified – 1.1% (0.8% of Total Investments)

135,100	PS Business Parks, Inc.	6.450%	BBB	$3,557,183

	Health Care – 4.9% (3.5% of Total Investments)

125,000	Sabra Health Care Real Estate Investment Trust	7.125%	BB-	3,156,250
518,950	Welltower Inc.	6.500%	Baa3	13,409,668
	Total Health Care			16,565,918

	Hotels, Restaurants & Leisure – 4.0% (2.9% of Total Investments)

100,000	Ashford Hospitality Trust Inc.	8.450%	N/R	2,519,000
70,800	Hospitality Properties Trust	7.125%	Baa3	1,830,180
110,650	Pebblebrook Hotel Trust	7.875%	N/R	2,779,528
11,800	Summit Hotel Properties Inc.	9.250%	N/R	305,502
247,950	Sunstone Hotel Investors Inc.	8.000%	N/R	6,280,574
	Total Hotels, Restaurants & Leisure			13,714,784

	Industrial – 1.2% (0.9% of Total Investments)

40,750	STAG Industrial Inc.	9.000%	BB+	1,062,353
120,600	Terreno Realty Corporation	7.750%	BB	3,080,124
	Total Industrial			4,142,477

	Office – 13.6% (9.9% of Total Investments)

266,050	Alexandria Real Estate Equities Inc., Series B	6.450%	Baa3	6,893,356
15,000	Corporate Office Properties Trust	7.375%	BB	385,650
218,000	Equity Commonwealth	7.250%	Ba1	5,578,620
12,359	Highwoods Properties, Inc., Series A, (4)	8.625%	Baa3	14,355,751
7,600	Kilroy Realty Corporation	6.875%	Baa3	196,156
72,950	Kilroy Realty Corporation	6.375%	Baa3	1,854,389
156,450	SL Green Realty Corporation	6.500%	Ba1	3,983,217
51,200	Vornado Realty Trust	6.875%	BBB-	1,309,696
221,700	Vornado Realty Trust	6.625%	BBB-	5,642,265
134,500	Vornado Realty Trust	6.625%	BBB-	3,425,715
100,100	Vornado Realty Trust	5.700%	BBB-	2,528,526
	Total Office			46,153,341

	Residential – 3.3% (2.4% of Total Investments)

36,100	Apartment Investment & Management Company	7.000%	BB	914,774
293,100	Apartment Investment & Management Company	6.875%	BB	7,515,084
89,100	Campus Crest Communities	8.000%	N/R	2,396,790
10,000	Equity Lifestyle Properties Inc.	6.750%	N/R	257,500
	Total Residential			11,084,148

18	Nuveen Investments

Shares	Description (1)	Coupon	Ratings (3)	Value

	Retail – 21.4% (15.5% of Total Investments)

280,200	CBL & Associates Properties Inc.	7.375%	BB	$7,086,258
533,100	General Growth Properties	6.375%	N/R	13,220,880
268,650	Inland Real Estate Corporation	8.125%	N/R	6,791,472
204,050	Inland Real Estate Corporation	6.950%	N/R	5,125,736
12,300	Penn Real Estate Investment Trust	8.250%	N/R	317,463
182,950	Regency Centers Corporation	6.625%	Baa2	4,839,028
3,200	Regency Centers Corporation	6.000%	Baa2	81,792
4,200	Retail Properties of America	7.000%	BB	107,940
328,950	Saul Centers, Inc.	6.875%	N/R	8,602,043
3,169	Simon Property Group, Inc.	8.375%	BBB+	226,647
431,250	Taubman Centers Incorporated, Series K	6.250%	N/R	10,996,875
255,050	Taubman Centers Incorporated., Series J	6.500%	N/R	6,508,876
100,250	Urstadt Biddle Properties	7.125%	N/R	2,592,465
141,200	Urstadt Biddle Properties	6.750%	N/R	3,703,676
95,000	WP GLIMCHER, Inc.	6.875%	Ba1	2,391,150
	Total Retail			72,592,301

	Specialized – 4.0% (2.9% of Total Investments)

30,200	CubeSmart	7.750%	Baa3	789,730
186,000	Public Storage, Inc., Series Y	6.375%	A3	5,129,879
126,150	Public Storage, Inc., Series R	6.350%	A3	3,258,454
167,000	Public Storage, Inc., Series S, (5)	5.900%	A3	4,321,959
	Total Specialized			13,500,022
	Total Real Estate Investment Trust Preferred Stocks (cost $174,677,333)			181,310,174
	Total Long-Term Investments (cost $360,251,387)			458,571,567

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 2.3% (1.7% of Total Investments)

	REPURCHASE AGREEMENTS – 2.3% (1.7% of Total Investments)

$7,793	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/15, repurchase price $7,792,999, collateralized by $7,710,000 U.S. Treasury Bonds, 3.125%, due 2/15/43, value $7,949,627	0.030%	1/04/16	$7,792,999
	Total Short-Term Investments (cost $7,792,999)			7,792,999
	Total Investments (cost $368,044,386) – 137.8%			466,364,566
	Borrowings – (41.4)% (6),(7)			(140,000,000)
	Other Assets Less Liabilities – 3.6% (8)			11,968,036
	Net Assets Applicable to Common Shares – 100%			$338,332,602

Investments in Derivatives as of December 31, 2015

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (9)	Termination Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	$35,761,000	Receive	1-Month USD-LIBOR-ICE	1.462%	Monthly	6/01/16	12/01/20	$(330,022)	$(509,826)
JPMorgan Chase Bank, N.A.	35,761,000	Receive	1-Month USD-LIBOR-ICE	1.842%	Monthly	6/01/16	12/01/22	(652,591)	(900,330)
	$71,522,000							$(982,613)	$(1,410,156)

Nuveen Investments	19

JRS	Nuveen Real Estate Income Fund
	Portfolio of Investments (continued)	December 31, 2015

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2)	Investment, or portion of investment, is hypothecated as described in Note 8 – Borrowing Arrangements. The total value of investments hypothecated as of the end of the reporting period was $25,485,022.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(6)	Borrowings as a percentage of Total Investments is 30.0%.

(7)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for Borrowings. As of the end of the reporting period investments with a value of $289,812,649 have been pledged as collateral for borrowings.

(8)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(9)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each contract.

USD-LIBOR-ICE	United States Dollar – London Inter-Bank Offered Rate – Intercontinental Exchange

See accompanying notes to financial statements.

20	Nuveen Investments

Statement of Assets and Liabilities	December 31, 2015

Assets
Long-term investments, at value (cost $360,251,387)	$458,571,567
Short-term investments, at value (cost approximates value)	7,792,999
Cash	1,187
Interest rate swaps premiums paid	427,543
Receivable for:
Dividends	2,598,836
Investments sold	10,817,481
Other assets	90,012
Total assets	480,299,625
Liabilities
Borrowings	140,000,000
Unrealized depreciation on interest rate swaps	1,410,156
Accrued expenses:
Interest on borrowings	8,421
Management fees	347,599
Trustees fees	83,608
Other	117,239
Total liabilities	141,967,023
Net assets applicable to common shares	$338,332,602
Common shares outstanding	28,892,471
Net asset value (“NAV”) per common share outstanding	$11.71
Net assets applicable to common shares consist of:
Common shares, $.01 par value per share	$288,925
Paid-in surplus	340,855,927
Undistributed (Over-distribution of) net investment income	(81,132)
Accumulated net realized gain (loss)	(99,641,142)
Net unrealized appreciation (depreciation)	96,910,024
Net assets applicable to common shares	$338,332,602
Authorized shares:
Common	Unlimited
Preferred	Unlimited

See accompanying notes to financial statements.

Nuveen Investments	21

Statement of Operations	Year Ended December 31, 2015

Investment Income
Dividends	$16,842,949
Interest	2,246
Other	212,105
Total investment income	17,057,300
Expenses
Management fees	4,148,839
Interest expense on borrowings	1,500,415
Custodian fees	67,676
Trustees fees	11,871
Professional fees	68,218
Shareholder reporting expenses	76,282
Shareholder servicing agent fees	2,310
Shelf offering expenses	196,242
Stock exchange listing fees	6,348
Investor relations expense	89,623
Other	16,434
Total expenses	6,184,258
Net investment income (loss)	10,873,042
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	11,354,744
Swaps	(7,333)
Change in net unrealized appreciation (depreciation) of:
Investments	(3,539,891)
Swaps	(1,604,174)
Net realized and unrealized gain (loss)	6,203,346
Net increase (decrease) in net assets applicable to common shares from operations	$17,076,388

See accompanying notes to financial statements.

22	Nuveen Investments

Statement of Changes in Net Assets

	Year Ended 12/31/15	Year Ended 12/31/14
Operations
Net investment income (loss)	$10,873,042	$10,765,444
Net realized gain (loss) from:
Investments	11,354,744	35,798,985
Swaps	(7,333)	(1,024,375)
Change in net unrealized appreciation (depreciation) of:
Investments	(3,539,891)	55,323,662
Swaps	(1,604,174)	(2,096,322)
Net increase (decrease) in net assets applicable to common shares from operations	17,076,388	98,767,394
Distributions to Common Shareholders
From net investment income	(25,713,861)	(25,991,823)
Return of capital	(2,022,911)	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(27,736,772)	(25,991,823)
Capital Share Transactions
Proceeds from shelf offering, net of offering costs	—	312,363
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	459,257
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	771,620
Net increase (decrease) in net assets applicable to common shares	(10,660,384)	73,547,191
Net assets applicable to common shares at the beginning of period	348,992,986	275,445,795
Net assets applicable to common shares at the end of period	$338,332,602	$348,992,986
Undistributed (Over-distribution of) net investment income at the end of period	$(81,132)	$(62,840)

See accompanying notes to financial statements.

Nuveen Investments	23

Statement of Cash Flows	Year Ended December 31, 2015

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$17,076,388
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(260,238,479)
Proceeds from sales and maturities of investments	251,009,769
Proceeds from (Purchases of) short-term investments, net	30,037,470
Proceeds from (Payments for) swap contracts, net	(7,333)
Premiums received (paid) for interest rate swaps	(427,543)
Capital gain and return of capital distributions from investments	5,738,388
(Increase) Decrease in:
Receivable for dividends	(176,091)
Receivable for investments sold	(10,817,481)
Other assets	173,658
Increase (Decrease) in:
Payable for investments purchased	(4,313,075)
Accrued interest on borrowings	910
Accrued management fees	(6,367)
Accrued Trustees fees	17,794
Accrued other expenses	(26,703)
Net realized (gain) loss from:
Investments	(11,354,744)
Swaps	7,333
Change in net unrealized (appreciation) depreciation of:
Investments	3,539,891
Swaps	1,604,174
Net cash provided by (used in) operating activities	21,837,959
Cash Flows from Financing Activities:
Proceeds from borrowings	5,900,000
Cash distributions paid to common shareholders	(27,736,772)
Net cash provided by (used in) financing activities	(21,836,772)
Net Increase (Decrease) in Cash	1,187
Cash at the beginning of period	—
Cash at the end of period	$1,187

Supplemental Disclosure of Cash Flow Information
Cash paid for interest on borrowings (excluding borrowing costs)	$1,484,477

See accompanying notes to financial statements.

24	Nuveen Investments

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Nuveen Investments	25

Financial

Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Shares
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accum- ulated Net Realized Gains	Return of Capital	Total	Premium from Shares Sold through Shelf Offering		Ending NAV	Ending Share Price
Year Ended 12/31:
2015	$12.08	$0.38	$0.21	$0.59	$(0.89)	$—	$(0.07)	$(0.96)	$—		$11.71	$10.62
2014	9.56	0.37	3.05	3.42	(0.90)	—	—	(0.90)	—	*	12.08	11.50
2013	10.49	0.34	(0.32)	0.02	(0.95)	—	—	(0.95)	—		9.56	9.52
2012	9.64	0.37	1.40	1.77	(0.92)	—	—	(0.92)	—		10.49	10.48
2011	9.79	0.30	0.46	0.76	(0.91)	—	—	(0.91)	—		9.64	10.44

	Borrowings at End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2015	$140,000	$3,417
2014	134,100	3,602
2013	123,500	3,230
2012	123,000	3,449
2011	111,000	3,484

26	Nuveen Investments

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(c)		Ratios to Average Net Assets After Reimbursement(c)(d)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

5.24%	0.99%	$338,333	1.81%	3.19%	N/A	N/A	56%
36.78	31.03	348,993	1.75	3.35	N/A	N/A	61
(0.25)	(0.88)	275,446	1.83	3.18	N/A	N/A	88
18.63	9.25	301,207	1.90	3.56	N/A	N/A	54
8.18	13.11	275,750	1.74	2.95	1.65%	3.04%	49

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, where applicable, as described in Note 8 – Borrowing Arrangements.
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 12/31:
2015	0.44%
2014	0.43
2013	0.49
2012	0.56
2011	0.42

(d)	After expense reimbursement from the Adviser, where applicable. As of November 30, 2011, the Adviser is no longer reimbursing the Fund for any fees or expenses.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.
*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	27

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

Nuveen Real Estate Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end registered investment company. The Fund’s common shares are listed on the NYSE MKT and trade under the ticker symbol “JRS.” The Fund was organized as a Massachusetts business trust on August 27, 2001.

The end of the reporting period for the Fund is December 31, 2015, and the period covered by these Notes to Financial Statements is the fiscal year ended December 31, 2015 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Security Capital Research & Management Incorporated (“Security Capital”). Security Capital manages the Fund’s investment portfolio, while the Adviser manages the Fund’s investments in swap contracts.

Investment Objective and Principal Investment Strategies

The Fund seeks to provide high current income and capital appreciation by investing at least 90% of its total assets in income producing common stocks, preferred stocks, convertible preferred stocks and debt securities issued by real estate companies. The Fund will invest at least 80% of its total assets in income producing equity securities issued by Real Estate Investment Trusts (“REITs”), and will not invest more than 25% of its total assets in non-investment grade preferred stocks, convertible preferred stocks and debt securities.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any. Other income is comprised of fees earned in connection with the rehypothecation of pledged collateral as further described in Note 8 – Borrowing Arrangements.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

28	Nuveen Investments

Dividends and Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes quarterly cash distributions to common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund’s Board of Trustees (the “Board”), the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“return of capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value (“NAV”), the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions paid by the Fund during the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

The tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in the Fund’s portfolio. Distributions received from certain securities in which the Fund invests, most notably REIT securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security reports the tax character of its distributions only once per year, generally during the first two months of the calendar year. The distribution is included in the Fund’s ordinary income until such time the Fund is notified by the issuer of the actual tax character. For the fiscal year just ended, dividend income, net realized gain (loss) and unrealized appreciation (depreciation) recognized on the Statement of Operations reflect the amounts of ordinary income, capital gain, and/or return of capital as reported by the issuers of such securities.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Nuveen Investments	29

Notes to Financial Statements (continued)

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by a pricing service approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Real Estate Investment Trust Common Stocks	$277,261,393	$—		$—	$277,261,393
Real Estate Investment Trust Preferred Stocks	166,954,423	14,355,751	**	—	181,310,174

Short-Term Investments:
Repurchase Agreements	—	7,792,999		—	7,792,999

Investments in Derivatives:
Interest Rate Swaps***	—	(1,410,156)		—	(1,410,156)
Total	$444,215,816	$20,738,594		$—	$464,954,410
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

30	Nuveen Investments

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$7,792,999	$(7,792,999)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Interest Rate Swap Contracts

Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap contract. Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For over-the-counter (“OTC”) swaps, the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

Nuveen Investments	31

Notes to Financial Statements (continued)

Upon the execution of an exchanged-cleared swap contract, in certain instances the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in exchange-cleared interest rate swap contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contacts are treated as ordinary income or expense, respectively.

Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps.” In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, the Fund continued to use interest rate swap contracts to partially fix its interest cost of leverage, which the Fund employs through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period, was as follows:

Average notional amount of interest rate swap contracts outstanding*	$71,522,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Fund, as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statements of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Swaps	—	$—	Unrealized depreciation on interest rate swaps**	$(1,410,156)
**	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
JPMorgan Chase Bank, N.A.	$—	$(1,410,156)	$—	$(1,410,156)	$874,744	$(535,412)
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$(7,333)	$(1,604,174)

32	Nuveen Investments

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates its carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Shares Equity Shelf Program and Offering Costs

The Fund has filed a registration statement with the Securities and Exchange Commission (“SEC”) authorizing the Fund to issue additional common shares through an equity shelf program (“Shelf Offering”), which became effective with the SEC during a prior fiscal period.

Under this Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital by issuing additional shares from time to time in varying amounts and by different offering methods at a net price at or above the Fund’s NAV per share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional shares until a post-effective amendment to the registration statement has been filed with the SEC.

Common shares authorized, common shares issued and offering proceeds, net of offering costs under the Fund’s Shelf Offering during the current and prior fiscal periods were as follows:

	Year Ended 12/31/15*	Year Ended 12/31/14
Common shares authorized	7,100,000	7,100,000
Common shares issued	—	29,500
Offering proceeds, net of offering costs	$—	$312,363
*	Represents authorized common shares for the period January 1, 2015 through April 30, 2015.

Costs incurred by the Fund in connection with its Shelf Offering were recorded as a deferred charge and recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities. The deferred asset is reduced during the one-year period that additional shares are sold by reducing the proceeds from such sales and is recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any remaining deferred charges at the end of the one-year life of the Shelf Offering period will be expensed accordingly, as well as any additional Shelf Offering costs the Fund may incur. As Shelf Offering costs are expensed they are recognized as a component of “Shelf offering expenses” on the Statement of Operations.

Common Share Transactions

Transactions in common shares during the current and prior fiscal periods were as follows:

	Year Ended 12/31/15	Year Ended 12/31/14
Common shares:
Sold through shelf offering	—	29,500
Issued to shareholders due to reinvestment of distributions	—	45,371
Total	—	74,871

Weighted average common share:
Premium to NAV per shelf offering share sold	—	1.47%

Nuveen Investments	33

Notes to Financial Statements (continued)

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period aggregated $260,238,479 and $251,009,769, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

As of December 31, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$374,883,464
Gross unrealized:
Appreciation	$101,487,161
Depreciation	(10,006,059)
Net unrealized appreciation (depreciation) of investments	$91,481,102

Permanent differences, primarily due to nondeductible offering costs, tax basis earnings and profits adjustments and treatment of notional principal contracts, resulted in reclassifications among the Fund’s components of common share net assets as of December 31, 2015, the Fund’s tax year end, as follows:

Paid-in surplus	$(14,829,860)
Undistributed (Over-distribution of) net investment income	14,822,527
Accumulated net realized gain (loss)	7,333

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2015, the Fund’s tax year end, were as follows:
Undistributed net ordinary income	$ —
Undistributed net long-term capital gains	—

The tax character of distributions paid during the Fund’s tax years ended December 31, 2015 and December 31, 2014, was designated for purposes of the dividends paid deduction as follows:
2015
Distributions from net ordinary income[1]	$25,713,861
Distributions from net long-term capital gains	—
Return of capital	2,022,911

2014
Distributions from net ordinary income[1]	$25,991,823
Distributions from net long-term capital gains	—
Return of capital	—
[1] Net ordinary income consists of net taxable income derived from dividends and interest, and current year earnings and profits attributable to realized gains.

34	Nuveen Investments

As of December 31, 2015, the Fund’s tax year end, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by the Fund.

Expiration:
December 31, 2017	$92,802,064
Not subject to expiration	—
Total	$92,802,064

During the Fund’s tax year ended December 31, 2015, the Fund utilized $14,511,888 of its capital loss carryforwards.

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Security Capital is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee
For the first $500 million	0.7000%
For the next $500 million	0.6750
For the next $500 million	0.6500
For the next $500 million	0.6250
For managed assets over $2 billion	0.6000

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2015, the complex-level fee for the Fund was 0.1639%.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Nuveen Investments	35

Notes to Financial Statements (continued)

8. Borrowing Arrangements

Borrowings

The Fund has entered into borrowings arrangements as a means of leverage.

The Fund has a $140 million (maximum commitment amount) prime brokerage facility (“Borrowings”) with BNP Paribas Prime Brokerage, Inc. (“BNP”). During March 2015, the Fund amended its Borrowings with BNP and increased its maximum commitment amount from $140 million to $160 million, which it amended again during December 2015 from $160 million back to $140 million. The Fund accrued a one- time 0.10% amendment fee on the $160 million maximum commitment amount. All other terms of the Borrowings remained unchanged. As of the end of the reporting period, the outstanding balance on these Borrowings was $140 million.

Interest is charged on these Borrowings at 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.85% per annum on the amount borrowed and 0.50% per annum on the undrawn balance. The Fund is only charged the 0.50% per annum undrawn fee if the undrawn portion of the Borrowings on that day is more than 20% of the maximum commitment amount. During the current fiscal period, the average daily balance outstanding and average annual interest rate on these Borrowings were $139.5 million and 1.05%, respectively.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Fund’s portfolio of investments (“Pledged Collateral”).

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance are recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

Rehypothecation

The Adviser has entered into a Rehypothecation Side Letter (“Side Letter”) with BNP, allowing BNP to re-register the Pledged Collateral in its own name or in a name other than the Fund’s to pledge, repledge, hypothecate, rehyphothecate, sell, lend or otherwise transfer or use the Pledged Collateral (the “Hypothecated Securities”) with all rights of ownership as described in the Side Letter. Subject to certain conditions, the total value of the outstanding Hypothecated Securities shall not exceed the lesser of (i) 98% of the outstanding balance on the Borrowings to which the Pledged Collateral relates and (ii) 33 1/3% of the Fund’s total assets. The Fund may designate any Pledged Collateral as ineligible for rehypothecation. The Fund may also recall Hypothecated Securities on demand.

The Fund also has the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such Pledged Collateral against the current Borrowings under the Side Letter in the event that BNP fails to timely return the Pledged Collateral and in certain other circumstances. In such circumstances, however, the Fund may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Fund’s income generating potential may decrease. Even if the Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices.

The Fund will receive a fee in connection with the Hypothecated Securities (“Rehypothecation Fees”) in addition to any principal, interest, dividends and other distributions paid on the Hypothecated Securities.

As of the end of the reporting period, the Fund had Hypothecated Securities totalling $25,485,022. During the current fiscal period, the Fund earned Rehypothecation Fees of $212,105, which is recognized as “Other income” on the Statement of Operations.

9. Subsequent Events

Borrowing Arrangements

Subsequent to the current fiscal period, the Fund reduced the outstanding balance on its Borrowings to $134,000,000. Additionally, interest will be charged on these Borrowings at 1-Month LIBOR plus 0.65% per annum on the amount borrowed.

36	Nuveen Investments

Additional

Fund Information (Unaudited)

Board of Trustees
William Adams IV*	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider
Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff**

*	Interested Board Member.
**	Effective February 15, 2016.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP Chicago, IL 60601	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JRS
Common shares repurchased	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	37

Glossary of Terms

Used in this Report (Unaudited)

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Blended Benchmark: A blended return comprised of: 1) 60% Wilshire U.S. Real Estate Securities Index (WILRESI). The Wilshire U.S. Real Estate Securities Index measures the performance of publicly traded real estate investment trusts (REITs) 2) 40% Wells Fargo Hybrid and Preferred Securities REIT Index (inception date 5/31/2007). The Wells Fargo Hybrid and Preferred Securities REIT Index is designed to track the performance of preferred securities issued in the U.S. market by real estate investment trusts (REITs). The index is composed exclusively of preferred shares and depositary shares. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

■	Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■	S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	Wilshire U.S. Real Estate Securities Index (WILRESI): A float-adjusted market capitalization index that is reviewed quarterly. This index is designed to measure the performance of publicly traded real estate investment trusts and to serve as a proxy for direct real estate investments. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

38	Nuveen Investments

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments	39

Board

Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

■ WILLIAM J. SCHNEIDER			Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; an owner in several other Miller Valentine entities; Board Member of Med-America Health System, and WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council
1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III		197

■ JACK B. EVANS			President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III		197

■ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I		197

■ DAVID J. KUNDERT			Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible
1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II		197

40	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

■ JOHN K. NELSON			Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012- 2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006- 2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading – North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		197

■ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I		197

■ CAROLE E. STONE			Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I		197

■ TERENCE J. TOTH			Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II		197

■ MARGARET L. WOLFF

Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.

1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I		197

Nuveen Investments	41

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Interested Board Members:

■ WILLIAM ADAMS IV(2)			Senior Executive Vice President, Global Structured Products (since 2010); formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); Executive Vice President of Nuveen Securities, LLC; President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		197

■ THOMAS S. SCHREIER, JR.(2)			Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; Director of Allina Health and a member of its Finance, Audit and Investment Committees: formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class III		197

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

■ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988		198

■ CEDRIC H. ANTOSIEWICZ			Managing Director of Nuveen Securities, LLC. (since 2004); Managing Director of Nuveen Fund Advisors, LLC (since 2014).
1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007		90

■ MARGO L. COOK			Senior Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, Investment Services of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); Co-Chief Executive Officer (since 2015); previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Chartered Financial Analyst.
1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009		198

42	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

■ LORNA C. FERGUSON			Managing Director (since 2004) of Nuveen Investments Holdings, Inc.
1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998		198

■ STEPHEN D. FOY			Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998		198

■ SHERRI A. HLAVACEK			Executive Vice President (since May 2015, formerly, Managing Director) and Controller of Nuveen Fund Advisors, LLC; Managing Director and Controller of Nuveen Commodities Asset Management, LLC; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Controller of Nuveen Asset Management, LLC; Executive Vice President, Principal Financial Officer (since July 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments, Inc.; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments Advisers Inc. and Nuveen Investments Holdings, Inc.; Managing Director, Chief Financial Officer and Corporate Controller of Nuveen Securities, LLC; Vice President, Controller and Treasurer of NWQ Investment Management Company, LLC; Vice President and Controller of Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Certified Public Accountant.
1962 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2015		198

■ WALTER M. KELLY			Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003		198

■ TINA M. LAZAR			Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002		198

■ KEVIN J. MCCARTHY			Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary, Nuveen Investments, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007		198

■ KATHLEEN L. PRUDHOMME			Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).
1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011		198

Nuveen Investments	43

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

■ JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013		198

(1)	The Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(2)	“Interested person” as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

44	Nuveen Investments

Notes

Nuveen Investments	45

Notes

46	Nuveen Investments

Notes

Nuveen Investments	47

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates – Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $225 billion as of December 31, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by    Nuveen Securities, LLC    |    333 West Wacker Drive    |    Chicago, IL 60606    |    www.nuveen.com/cef

EAN-A-1215D        14094-INV-Y-02/17

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Real Estate Income Fund

The following tables show the amount of fees that KPMG LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
December 31, 2015	$25,500	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2014	$25,500	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
December 31, 2015	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2014	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
December 31, 2015	$0	$0	$0	$0
December 31, 2014	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Security Capital Research & Management Incorporated (“Security Capital” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are summarized as follows:

Security Capital may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, Security Capital has adopted detailed proxy voting procedures (“Procedures”) that incorporate detailed proxy guidelines (“Guidelines”) for voting proxies on specific types of issues.

Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines (including matters that require a case-by-case determination) or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy is cast in the best interest of clients. For proxy matters that are not covered by the Guidelines or where a vote contrary to the Guidelines is considered appropriate, the investment analyst who covers that company will document on a proxy summary how Security Capital is voting and that summary is signed-off by the investment analyst, as well as two Portfolio Managers. In addition, this summary is provided to Security Capital’s Chief Compliance Officer.

To oversee and monitor the proxy-voting process, Security Capital has established a proxy committee and appointed a proxy administrator. The proxy committee meets periodically to review general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues.

A copy of the Security Capital’s proxy voting procedures and guidelines are available upon request by contacting your client service representative.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC (“NFALLC”) is the registrant’s investment adviser (NFALLC is also referred to as the “Adviser”). NFALLC is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Security Capital Research & Management Incorporated (“Security Capital”) for a portion of the registrant’s investments. (Security Capital is also referred to as “Sub-Adviser”.) Security Capital, as Sub-Adviser, provides discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:

Security Capital

Item 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHY

ANTHONY R. MANNO JR. is CEO, President and Chief Investment Officer of Security Capital Research & Management Incorporated. He is Chairman, President and Managing Director of SC-Preferred Growth LLC. Prior to joining Security Capital in 1994, Mr. Manno spent 14 years with LaSalle Partners Limited as a Managing Director, responsible for real estate investment banking activities. Mr. Manno began his career in real estate finance at The First National Bank of Chicago and has 42 years of experience in the real estate investment business. He received an MBA in Finance with honors (Beta Gamma Sigma) from the University of Chicago and graduated Phi Beta Kappa from Northwestern University with a BA and MA in Economics. Mr. Manno is also a Certified Public Accountant and was awarded an Elijah Watt Sells award.

KENNETH D. STATZ is a Managing Director and Senior Market Strategist of Security Capital Research & Management Incorporated where he is responsible for the development and implementation of portfolio investment strategy. Prior to joining Security Capital in 1995, Mr. Statz was a Vice President in the Investment Research Department of Goldman, Sachs & Co., concentrating on research and underwriting for the REIT industry. Previously, he was a REIT Portfolio Manager and a Managing Director of Chancellor Capital Management. Mr. Statz has 34 years of experience in the real estate securities industry and received an MBA and a BBA in Finance from the University of Wisconsin.

KEVIN W. BEDELL is a Managing Director of Security Capital Research & Management Incorporated where he directs the Investment Analysis Team, which provides in-depth proprietary research on publicly listed companies. Prior to joining Security Capital in 1996, Mr. Bedell spent nine years with LaSalle Partners Limited where he was Equity Vice President and Portfolio Manager, with responsibility for strategic, operational and financial management of a private real estate investment trust with commercial real estate investments in excess of $1 billion. Mr. Bedell has 29 years of experience in the real estate securities industry and received an MBA in Finance from the University of Chicago and a BA from Kenyon College.

Item 8(a)(2).	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS AS OF DECEMBER 31, 2015

Nuveen Real Estate Income Fund (“Fund”) Security Capital Research & Management Incorporated (“Adviser”)
(a)(1) Identify portfolio manager(s) of the Adviser to be named in the Fund prospectus	(a)(2) For each person identified in column (a)(1), provide number of accounts other than the Funds managed by the person within each category below and the total assets in the accounts managed within each
	category below
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($billions)	Number of Accounts	Total Assets ($billions)	Number of Accounts	Total Assets ($billions)
Anthony R. Manno Jr.	8	$0.3	2	$0.8	221	$2.3
Kenneth D. Statz	8	$0.3	2	$0.8	221	$2.3
Kevin W. Bedell	8	$0.3	2	$0.8	221	$2.3

(a)(3) Performance Fee Accounts. For each of the categories in column
(a)(2), provide number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the
	account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets ($billions)
Anthony R. Manno Jr.	—	—	—	—	2	$0.2
Kenneth D. Statz	—	—	—	—	2	$0.2
Kevin W. Bedell	—	—	—	—	2	$0.2

Potential Material Conflicts of Interest

As shown in the above tables, the portfolio managers may manage accounts in addition to the Nuveen Funds (the “Funds”). The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Funds (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing Security Capital’s clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed using the same objectives, approach and philosophy.

Therefore, portfolio holdings, relative position sizes and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

Security Capital may receive more compensation with respect to certain Similar Accounts than that received with respect to the Nuveen Funds or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for Security Capital or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Security Capital may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. Security Capital may be perceived as causing accounts it manages to participate in an offering to increase Security Capital’s overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If Security Capital manages accounts that engage in short sales of securities of the type in which the Funds invests, Security Capital could be seen as harming the performance of the Funds for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

Security Capital has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders placed for the same equity security within a reasonable time period are aggregated consistent with Security Capital’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders will be allocated among the participating accounts on a pro-rata average price basis as well.

Item 8(a)(3).	FUND MANAGER COMPENSATION

The principal form of compensation of Security Capital’s professionals is a base salary and annual bonus. Base salaries are fixed for each portfolio manager. Each professional is paid a cash salary and, in addition, a year-end bonus based on achievement of specific objectives that the professional’s manager and the professional agree upon at the commencement of the year. The annual bonus is paid partially in cash and partially in either: (i) restricted stock of Security Capital’s parent company, JPMorgan Chase & Co., (ii) in self-directed parent company mutual funds, and/or (iii) mandatory notional investment in selected mutual funds advised by Security Capital, all vesting over a three-year period (50% each after the second and third years). The annual bonus is a function of Security Capital achieving its financial, operating and investment performance goals, as well as the individual achieving measurable objectives specific to that professional’s role within the firm and the investment performance of all accounts managed by the portfolio manager. None of the portfolio managers’ compensation is based on the performance of, or the value of assets held in, the Funds.

Item 8(a)(4).	OWNERSHIP OF JRS SECURITIES AS OF DECEMBER 31, 2015.

Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Anthony R. Manno Jr.	X
Kenneth D. Statz					X
Kevin W. Bedell	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Real Estate Income Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: March 9, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: March 9, 2016

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: March 9, 2016